                                                                   EXHIBIT 10.24

                             AMKOR TECHNOLOGY, INC.

                   1998 STOCK OPTION PLAN FOR FRENCH EMPLOYEES


        1. Purposes of the Plan. The purposes of this 1998 Stock Option Plan for French Employees are:

                - to attract and retain the best available personnel for positions of substantial responsibility,

                -       to provide additional incentive to French Employees, and

                - to promote the success of the Company's business and the business of its French subsidiary.

               Options under the Plan shall be granted at the discretion of the Administrator and as reflected in the terms of Option Agreements, and are intended to qualify for preferred treatment under French tax laws.

        2. Definitions. As used herein, the following definitions shall apply:

               (a) "Administrator" means the Board or any of its Committees as shall be administering the Plan.

               (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under French corporate, securities, and tax laws, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any country or jurisdiction where Options are, or will be, granted under the Plan.

               (c) "Board" means the Board of Directors of the Company.

               (d) "Code" means the Internal Revenue Code of 1986, as amended.

               (e) "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

               (f) "Common Stock" means the common stock of the Company.

               (g) "Company" means Amkor Technology, Inc., a Delaware corporation.

               (h) "Director" means a member of the Board.

               (i) "Disability" means total and permanent disability, as defined under Applicable Laws.

               (j) "Employee" means any person employed by a Subsidiary in a salaried position, who does not own more than 10% of the voting power of all classes of stock of the Company, or any Parent or Subsidiary, and who is a resident of the Republic of France.

               (k) "Fair Market Value" means, as of any date, the dollar value of Common Stock determined as follows:

                      (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the Nasdaq Stock Market, its Fair Market Value shall be the average quotation price (or the average closing bid if no sales were reported) for the last 20 days preceding the date of determination for such stock as quoted on such exchange or system and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                      (ii) If the Common Stock is quoted on the Nasdaq Stock Market (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for the last 20 days preceding the date of determination; or

                      (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

               (l) "Option" means a stock option granted pursuant to the Plan.

               (m) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

               (n) "Optioned Stock" means the Common Stock subject to an Option.

               (o) "Optionee" means a person eligible to participate in the Plan pursuant to Section 5 and who holds an outstanding Option.

               (p) "Plan" means this Amkor Technology, Inc. 1998 Stock Option Plan for French Employees.

               (q) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 of the Plan.

               (r) "Subsidiary" means any participating subsidiary of the Company located in the Republic of France.

        3. Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 250,000 Shares, plus an annual increase to be added on each anniversary date of the adoption of the Plan equal to the lesser of (i) the number of Shares needed to restore the maximum aggregate number of Shares which may be optioned and sold under the Plan to 250,000, or (ii) a lesser amount determined by the administrator. However, at no time shall the total number of Options outstanding which may be exercised for newly issued Shares of Common Stock exceed that number equal to one-third of the Company's voting stock. The Shares may be authorized, but unissued, or reacquired Common Stock. If any Optioned Stock is to consist of reacquired Shares, such Optioned Stock must be purchased by the Company prior to the date of grant of the corresponding Option and must be reserved and set aside for such purpose.

               If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant under the Plan (unless the Plan has terminated).

        4. Administration of the Plan.

               (a) Procedure. The Plan shall be administered by the Board or a Committee.

               (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                      (i)  to determine Fair Market Value;

                      (ii) to select the persons to whom Options may be granted hereunder;

                      (iii) to determine whether and to what extent Options are granted hereunder;

                      (iv) to determine the number of Shares to be covered by each Option granted hereunder;

                      (v)  to approve forms of agreement for use under the Plan;

                      (vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder. Such terms and conditions may include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;


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

                      (vii)  to construe and interpret the terms of the Plan;

                      (viii) to prescribe, amend and rescind rules and regulations relating to the Plan;

                      (ix) to modify or amend each Option (subject to Section 14(c) of the Plan);

                      (x) to authorize any person to execute on behalf of the Company or a Subsidiary any instrument required to effect the grant of an Option previously granted by the Administrator;

                      (xi) to determine the terms and restrictions applicable to Options; and

                      (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

               (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options.

               (d) Reporting to the Shareholders' Meeting. The Company's annual proxy statement shall state the number of shares subject to, the exercise price of and number of Shares acquired upon exercise of Options granted hereunder.

        5. Eligibility. Options may be granted only to Employees; provided, however, that the President Directeur General, the Directeur General and other directors who are also Employees of a participating Subsidiary may be granted Options. An individual who has been granted an Option may, if otherwise eligible, be granted additional Options.

        6. Limitations. Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuing the Optionee's employment relationship with the Company.

        7. Term of Plan. The Plan shall become effective as of the date of its adoption by the Board. It shall continue in effect until five years from the date of its adoption, unless terminated earlier under Section 14 of the Plan.

        8. Term of Option. The term of each Option shall be as stated in the Option Agreement; provided, however, that the maximum term of an Option shall not exceed ten (10) years from the date of grant of the Option.

        9.     Option Exercise Price and Consideration.

               (a) Exercise Price. The exercise price for the Shares to be issued pursuant to exercise of an Option shall be one hundred percent (100%) of the Fair Market Value on the date the Option is granted. The exercise price shall not be modified while the Option is outstanding.

               (b) Exercise and Vesting Dates. Options granted hereunder may be exercised to the extent they have vested. Options granted hereunder shall vest in accordance with the following vesting schedule: Fifty percent (50%) of the Shares subject to this Option shall vest twenty-four months after the Vesting Commencement Date (the "Initial Exercise Date"), and 1/24 of the remaining Shares subject to the Option shall vest each month thereafter, subject to Optionee=s Continuing Status as an Employee on such dates.

               (c) Restriction on Sale. The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three years after the Initial Exercise Date.

               (d) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist of:

                      (i)   cash or check (denominated in U.S. Dollars);

                      (ii)  wire transfer (denominated in U.S. Dollars);

                      (iii) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                      (iv) any combination of the foregoing methods of payment.

        10. Exercise of Option.

               (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan, but may not be exercised for a fraction of a Share. An Option shall be deemed exercised when:

                      (i) the Subsidiary or the Company receives written notice of exercise (in accordance with the Option Agreement and in the form attached hereto as Exhibit A) from the person entitled to exercise the Option, accompanied by full payment for the Shares with respect to which the Option is exercised;

                      (ii) the Subsidiary or the Company receives a written subscription agreement to the Shares (in accordance with the Option Agreement and in the form attached hereto as Exhibit B) from the person entitled to exercise the Option.

                      Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan, and shall be deemed to be definitively made upon receipt of the payment by the Subsidiary. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such Shares promptly after the Option is exercised and after full payment, as indicated above, is received by the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in
Section 12 of the Plan.

                      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

               (b) Termination of Employment Relationship. In the event that an Optionee's status as an Employee terminates (other than upon the Optionee's death or Disability), the Optionee may exercise his or her Option, but only within thirty (30) days, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (c) Disability of Optionee. In the event that an Optionee's status as an Employee terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

               (d) Death of Optionee. In the event of the death of an Optionee while an Employee, the Option may be exercised at any time within six (6) months following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall immediately revert to the Plan.

        11. Non-Transferability of Options. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        12. Adjustments Upon Changes in Capitalization, Dissolution, Merger, Asset Sale or Change of Control.

               (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

               (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action.

               (c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent Option shall be substituted by the successor corporation or a Parent or Subsidiary of the successor corporation, unless the successor corporation refuses to assume the Option or to substitute an equivalent option, in which case the Optionee shall have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which it would not otherwise be exercisable. If an Option is exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of thirty (30) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the Option confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

        13. Date of Grant. The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

        14. Amendment and Termination of the Plan.

               (a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

               (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Laws.

               (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and a representative of the Administrator.

        15. Conditions Upon Issuance of Shares.

               (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws, including, without limitation, the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

               (b) Investment Representations. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required under Applicable Laws.

        16.    Liability of Company.

               (a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

               (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Option shall be void with respect to such excess Optioned Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 14(b) of the Plan. In the event more than one Option is granted which exceeds, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Options shall be void as set forth in the preceding sentence on a pro rata basis.

        17. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

OPTIONEE                                AMKOR TECHNOLOGY, INC.

                                        By:
--------------------------------           -------------------------------------
Signature

                                        Title:
--------------------------------              ----------------------------------
Print Name

                             AMKOR TECHNOLOGY, INC.

                   1998 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             STOCK OPTION AGREEMENT


Unless otherwise defined herein, the terms defined in the 1998 Stock Option Plan for French Employees shall have the same defined meanings in this Option Agreement.

I.      NOTICE OF STOCK OPTION GRANT

        Optionee's Name and Address:
                                    ------------------------------------

                                    ------------------------------------

                                    ------------------------------------

                                    ------------------------------------

        You have been granted an option to purchase Common Stock, subject to the terms and conditions of the Plan and this Stock Option Agreement, as follows:


        Date of Grant
                                                  -----------------------

        Exercise Price per Share                  $
                                                  -----------------------

        Total Number of Shares Granted
                                                  -----------------------

        Total Exercise Price                      $
                                                  -----------------------

        Term/Expiration Date:
                                                  -----------------------


        Vesting Schedule:

        This Option may be exercised, in whole or in part, in accordance with the following schedule: Fifty percent (50%) of the Shares subject to this Option shall vest twenty-four months after the Vesting Commencement Date (the "Initial Exercise Date"), and 1/24 of the remaining Shares subject to the Option shall vest each month thereafter, subject to Optionee=s Continuing Status as an Employee on such dates.

        Termination Period:

        This Option may be exercised, to the extent vested, for thirty (30) days after termination of the Optionee's employment relationship, or for six (6) months in the case of a termination of the Optionee's employment relationship as a result of the death or Disability.

        Restriction on Sale:

        The Shares subject to this Option may not be transferred, assigned or hypothecated in any manner otherwise than by will or by the laws of descent or distribution before the date three years after the Initial Exercise Date.


II.     AGREEMENT

        1. Grant of Option. The Board of the Company hereby grants to the Optionee, an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the Plan, which is incorporated herein by reference. Subject to Section 14(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

        2.     Exercise of Option.

               (a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement.

               (b) Method of Exercise. This Option is exercisable by: (i) delivery of an exercise notice to the Subsidiary, in the form attached hereto as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option and the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), (ii) delivery of a subscription agreement to the Subsidiary, in the form attached as Exhibit B (the "Subscription Agreement"), (iii) delivery of the aggregate Exercise Price as to all Exercised Shares to the Subsidiary and (iv) such other represen tations and agreements as may be required by the Company or the Subsidiary pursuant to the provisions of the Plan. Until issuance of such Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue to the Optionee (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date issuance of such Shares, except as provided in Section 12 of the Plan. The Exercise Notice and Subscription Agreement shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Subsidiary. This Option shall be deemed to be exercised upon receipt by the Subsidiary of such fully executed Exercise Notice and Subscription Agreement accompanied by such aggregate Exercise Price.

               No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

        3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

               (a)    cash or check (denominated in U.S. Dollars);

               (b)    wire transfer (denominated (in U.S. Dollars);

               (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

        4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

        5. Term of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

OPTIONEE ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S STOCK OPTION PLAN, WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT BY THE COMPANY OR THE SUBSIDIARY.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agree ment and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement.


OPTIONEE                                AMKOR TECHNOLOGY, INC.


                                        By:
--------------------------------           -------------------------------------
Signature

                                        Title:
--------------------------------              ----------------------------------
Print Name

                                    EXHIBIT A

                             AMKOR TECHNOLOGY, INC.

                   1998 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                                 EXERCISE NOTICE



[________________________________]



Attention:  General Secretary


        1. Exercise of Option. Effective as of today, _______________, 199__, the undersigned ("Optionee") hereby elects to purchase _________ Shares under and pursuant to the Plan and the Stock Option Agreement dated ___________ (the "Option Agreement"). The purchase price for the Shares shall be $__________, as required by the Option Agreement.

        2. Delivery of Payment. Optionee herewith delivers to the Company the full purchase price for the Shares.

        3. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

        4. Rights as Shareholder. Until issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option.

        5. Tax Consultation. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

        6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the

Company and Optionee with respect to the subject matter hereof, and such agreement is governed by the laws of California and the United States of America except for that body of laws pertaining to conflict of laws.


Submitted by:                                      Accepted by:

OPTIONEE                                           AMKOR TECHNOLOGY, INC.


                                        By:
--------------------------------           -------------------------------------
Signature

                                        Title:
--------------------------------              ----------------------------------
Print Name

Address:
        -----------------------

-------------------------------

-------------------------------

                                    EXHIBIT B

                             AMKOR TECHNOLOGY, INC.

                   1998 STOCK OPTION PLAN FOR FRENCH EMPLOYEES

                             SUBSCRIPTION AGREEMENT


[_____________________________]
        [address]

Attention:  General Secretary

               1.     Amount and Terms of the Subscription

               In conformity with the Plan, an Option was granted according to the Stock Option Agreement dated _________________ (the "Option Agreement").

               _______ Shares shall be issued to the benefit of the undersigned (the "Subscriber") in accordance with the applicable laws of the United States of America and the State of California and within the limits of the authorized capital of the Company.

               The Shares acquired may be paid up by:

               (a) cash or check (denominated in U.S. Dollars);

               (b) wire transfer (denominated in U.S. Dollars);

               (c) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan.

               2.     Subscription Agreement

                I, the undersigned, Last name
                                             ----------------------------------
                                    First name
                                             ----------------------------------
                                    Residence
                                             ----------------------------------

                subscribe to _____________ Shares.


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



        Supporting my subscription I shall pay the total amount of the purchase price of the Shares following one or more of the methods described in I. above.


The Subscriber                              AMKOR TECHNOLOGY, INC.

                                            By:
-----------------------------                  --------------------------------
Signature

                                            Title:
-----------------------------                  --------------------------------
Print Name

Address:
        --------------------

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